DERIVED 7/27/05

$36,000,000

Classes M-2 & M-5

Mezzanine Certificates Offered

(Approximate)

$7,200,000

Class B-1

Subordinate Certificates Offered

(Approximate)

$790,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their

HEAT 2005-6
CLASS M-5
Triggers Functional
To Maturity	67
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-5

40% Severity
Yield	3.5%	5.5%	7.4%
Discount Margin	86	84	70
Wtd Ave Life	9.7	9.9	10.4
Total Coll Losses to Maturity	13.2%	12.8%	11.5%
DM-Break CDR	15.7%	15.1%	13.1%
Loss on M-5			151,106
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.7	9.9	10.0
Total Coll Losses to Maturity	13.2%	12.8%	11.4%
B/E CDR	15.7%	15.1%	13.0%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.4%	5.4%	7.5%
Discount Margin	82	71	77
Wtd Ave Life	10.6	10.7	10.9
Total Coll Losses to Maturity	13.6%	13.2%	11.7%
DM-Break CDR	12.3%	11.8%	10.2%
Loss on M-5	78,161	233,451
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.1	10.3	10.9
Total Coll Losses to Maturity	13.5%	13.1%	11.7%
B/E CDR	12.2%	11.7%	10.2%
Loss on M-5
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.4%	5.5%	7.5%
Discount Margin	77	84	76
Wtd Ave Life	11.1	10.9	11.0
Total Coll Losses to Maturity	13.9%	13.4%	11.8%
DM-Break CDR	10.1%	9.6%	8.3%
Loss on M-5
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.5	10.9	11.0
Total Coll Losses to Maturity	13.8%	13.4%	11.8%
B/E CDR	10.0%	9.6%	8.3%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-6
CLASS M-5
Triggers Functional
To Maturity
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class M-5

40% Severity
Yield	3.4%	5.5%	7.5%
Discount Margin	82	84	77
Wtd Ave Life	10.4	10.4	10.6
Total Coll Losses to Maturity	11.7%	11.1%	10.0%
DM-Break CDR	13.4%	12.6%	11.0%
Loss on M-5	66,676
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.9	10.4	10.6
Total Coll Losses to Maturity	11.6%	11.1%	10.0%
B/E CDR	13.3%	12.6%	11.0%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	3.5%	5.5%	7.5%
Discount Margin	82	84	76
Wtd Ave Life	10.9	10.6	10.8
Total Coll Losses to Maturity	12.3%	11.6%	10.4%
DM-Break CDR	10.8%	10.1%	8.8%
Loss on M-5	69,513
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.3	10.6	10.8
Total Coll Losses to Maturity	12.2%	11.6%	10.4%
B/E CDR	10.7%	10.1%	8.8%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	3.5%	5.5%	7.5%
Discount Margin	86	84	77
Wtd Ave Life	10.9	11.2	11.5
Total Coll Losses to Maturity	12.6%	12.1%	10.7%
DM-Break CDR	9.0%	8.5%	7.4%
Loss on M-5
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.9	11.2	11.5
Total Coll Losses to Maturity	12.6%	12.1%	10.7%
B/E CDR	9.0%	8.5%	7.4%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-6
CLASS M-5
Triggers Functional
To Maturity	67
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-5

200% PPC
Yield	3.0%	5.2%	NA
Discount Margin	68	74	NA
Wtd Ave Life	3.0	4.7	NA
Total Coll Losses to Maturity	7.5%	9.3%	NA
DM-Break CDR	13.0%	16.3%	NA
Loss on M-5	-	86,232	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.6	4.5	4.6
Total Coll Losses to Maturity	8.9%	9.3%	8.9%
B/E CDR	15.6%	16.2%	15.5%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.4%	5.4%	7.5%
Discount Margin	82	71	77
Wtd Ave Life	10.6	10.7	10.9
Total Coll Losses to Maturity	13.6%	13.2%	11.7%
DM-Break CDR	12.3%	11.8%	10.2%
Loss on M-5	78,161	233,451
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.1	10.3	10.9
Total Coll Losses to Maturity	13.5%	13.1%	11.7%
B/E CDR	12.2%	11.7%	10.2%
Loss on M-5
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	3.6%	5.6%	7.6%
Discount Margin	84	81	75
Wtd Ave Life	16.2	17.0	17.9
Total Coll Losses to Maturity	20.2%	19.3%	17.3%
DM-Break CDR	11.3%	10.5%	8.9%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	16.2	17.0	17.9
Total Coll Losses to Maturity	20.2%	19.3%	17.3%
B/E CDR	11.3%	10.5%	8.9%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-6
CLASS M-5
Triggers Functional
To Maturity	67
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class M-5

200% PPC
Yield	2.9%	522.7%	NA
Discount Margin	68	77	NA
Wtd Ave Life	1.8	4.8	NA
Total Coll Losses to Maturity	2.5%	8.5%	NA
DM-Break CDR	4.2%	14.8%	NA
Loss on M-5		70,806
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.7	4.6	4.7
Total Coll Losses to Maturity	8.2%	8.5%	8.3%
B/E CDR	14.2%	14.7%	14.5%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	3.5%	5.5%	7.5%
Discount Margin	82	84	76
Wtd Ave Life	10.9	10.6	10.8
Total Coll Losses to Maturity	12.3%	11.6%	10.4%
DM-Break CDR	10.8%	10.1%	8.8%
Loss on M-5	69,513
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.3	10.6	10.8
Total Coll Losses to Maturity	12.2%	11.6%	10.4%
B/E CDR	10.7%	10.1%	8.8%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	363.0%	557.6%	753.2%
Discount Margin	84	77	69
Wtd Ave Life	17.6	18.5	19.6
Total Coll Losses to Maturity	18.3%	17.2%	15.3%
DM-Break CDR	9.8%	8.9%	7.5%
Loss on M-5		194,796	327,651
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	17.6	17.3	18.3
Total Coll Losses to Maturity	18.3%	17.1%	15.1%
B/E CDR	9.8%	8.8%	7.4%
Loss on M-5	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps